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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)   FEBRUARY 7, 2006


                        EMMIS COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)


              0-23264                                     35-1542018
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     (Commission File Number)                 (IRS Employer Identification No.)


   ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
     SUITE 700, INDIANPOLIS, INDIANA                         46204
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 (Address of Principal Executive Offices)                  (Zip Code)


                                  317-266-0100
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

On February 7, 2006, Emmis Communications Corporation (the "Company") called for redemption the remaining $120 million aggregate outstanding principal amount of its Floating Rate Senior Notes due 2012 (the "Notes"), pursuant to the terms of the Indenture, dated June 21, 2005, between the Company and The Bank of Nova Scotia Trust Company of New York, as trustee. The Notes will be redeemed on March 9, 2006 (the "Redemption Date"). The redemption price for the Notes to be redeemed is $1,000.00 per $1,000 in aggregate principal amount of the Notes, plus accrued and unpaid interest on the Notes to be redeemed to the Redemption Date.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 7, 2006


                                      EMMIS COMMUNICATIONS CORPORATION



                                      By: /s/ J. Scott Enright
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                                          Name:   J. Scott Enright
                                          Title:  Vice President, Associate
                                                  General Counsel and Secretary